                                                                   EXHIBIT 10.43


                        FORBEARANCE AND WAIVER AGREEMENT

         This FORBEARANCE AND WAIVER AGREEMENT, dated as of March 29, 2001 (this "Agreement"), is by and among (a) TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH") and TransTechnology (GB) Limited ("Limited", together with TransTechnology and GmbH, the "Borrowers"), (b) Fleet National Bank ("FNB") and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), (c) FNB, acting through its London Branch, as Sterling Fronting Bank (the "Sterling Fronting Bank"), (d) BHF-BANK Aktiengesellschaft, as DM Fronting Bank (the "DM Fronting Bank"; together with the Sterling Fronting Bank, the "Fronting Banks"), (e) FNB, as issuing bank for Letters of Credit (in such capacity, the "Issuing Bank"), and (f) FNB as Administrative Agent for the Lenders, the Fronting Banks and the Issuing Bank (in such capacity, the "Administrative Agent").

         WHEREAS, the Borrowers, the Lenders, the Fronting Banks, the Issuing Bank, ABN AMRO Bank N.V., as Syndication Agent, Bank One, NA, as Documentation Agent, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, as further amended and restated as of August 31, 1999, as amended by that certain Consent and Amendment Agreement No. 1 dated as of August 21, 2000, as further amended by that certain Amendment Agreement No. 2 dated as of December 29, 2000, and as further amended by that certain Amendment Agreement No. 3 ("Amendment No. 3") dated as of January 31, 2001 (as so amended and restated, the "Credit Agreement"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement;

         WHEREAS, pursuant to the terms of Amendment No. 3, the Lenders and the Administrative Agent agreed to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit;

         WHEREAS, pursuant to the terms of Amendment No. 3 the forbearance period will end on March 29, 2001;

         WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent extend such forbearance period;

         WHEREAS, the Lenders and the Administrative Agent are willing to extend such forbearance period, but only on the terms and subject to the conditions set forth herein;

         WHEREAS, TransTechnology has notified the Administrative Agent and the Lenders of TransTechnology's desire to cause Limited to become a "Wholly-Owned Subsidiary Guarantor" as defined in the Senior Subordinated Loan Agreement, so that certain transactions between TransTechnology and Limited will not be subject to the restrictions on such transactions contained in Section9.2 of the Senior Subordinated Loan Agreement; and

         WHEREAS, the parties hereto agree that in order for Limited to become a "Wholly-Owned Subsidiary Guarantor" as defined in the Senior Subordinated Loan Agreement, Limited must first guaranty all of the Obligations of the Borrowers (other than Limited) under the Credit Agreement and that such guaranty will require the Borrowers to waive certain rights contained in Sections7.3 and
7.4 of the Credit Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

         SECTION 1. FORBEARANCE AGREEMENT. Subject to the terms and conditions set forth herein, each of the Administrative Agent and the Lenders agrees to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents, and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit until that date (the "Forbearance Termination Date") which is the earliest to occur of (i) the failure after the date hereof of the Borrowers and their Subsidiaries to comply with any of the terms or conditions set forth in the Credit Agreement and/or the other Loan Documents, other than the failure to comply with the provisions of SectionSection11.1 - 11.5 of the Credit Agreement for the period commencing on January 1, 2001 and ending on September 27, 2001 (the "Specified Defaults"),
(ii) the occurrence after the date hereof of any Default or Event of Default, other than a Specified Default, (iii) the failure of the Borrowers to (a) make prepayments of principal on account of the Term Loan of, and (b) prepay and permanently reduce the Revolving Credit Loans by an aggregate amount of not less than Fifty Million Dollars ($50,000,000) (the "$50,000,000 Prepayment") prior to June 27, 2001, (iv) the failure of the Borrowers after the date hereof to comply with the financial covenant set forth in Section3(a) hereof, (v) the failure of the Borrowers or their Subsidiaries to comply with any term set forth in this Agreement, (vi) the date on which the Administrative Agent determines that a material adverse change in the business, assets, financial condition or prospects of the Borrowers and their Subsidiaries, taken as a whole, has occurred, (vii) the date that the Borrowers, any of their Subsidiaries or any Affiliate of the Borrowers shall commence any litigation proceeding against the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender in connection with or related to any of the transactions contemplated by the Credit Agreement, the other Loan Documents, this Agreement or any documents, agreements or instruments executed in connection with any of the foregoing, (viii) the date that any holder of Subordinated Debt takes any action in enforcement of its rights under such Subordinated Debt, or any "Event of Default" under and as defined in any instrument evidencing any such Subordinated Debt shall have occurred, the effect of which would be to permit the holder of such Subordinated Debt to accelerate such Indebtedness, and (ix) September 27, 2001. On and after the Forbearance Termination Date, each of the Administrative Agent and the Lenders shall be free in its sole and absolute discretion to proceed to enforce any or all of its rights under or in respect of the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, (x) the right to require the immediate
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                                     - 3 -


repayment of the Loans and the other Obligations in full, (y) the right to require deposit of cash collateral or the delivery of a letter of credit reasonably satisfactory to the Administrative Agent in an amount equal to the then Maximum Drawing Amount of all Letters of Credit in accordance with Section5.2(c) of the Credit Agreement, and (z) the right to cease making Revolving Credit Loans or International Facility Loans, or issuing, extending or renewing Letters of Credit.

         SECTION 2. ASSET SALES. The Borrowers may from time to time request that the Lenders consent to sales of certain assets of the Borrowers and their Subsidiaries. In connection with any such request the Borrowers will provide the Administrative Agent and the Lenders with (a) a summary of the proposed transaction, (b) all documents relating to such sale, including, but not limited to, any fairness opinions issued in connection with such sale, and (c) new monthly balance sheets and cash flow projections taking into account the effect of the closing of any such proposed sale including monthly projections relating to usage of Revolving Credit Loans going forward. The Administrative Agent and the Lenders will promptly consider any such request, but shall have no obligation to consent to any such request. The Borrowers hereby agree that the net proceeds from any such asset sales shall be used to permanently reduce the Loans.

         SECTION 3. COVENANTS. Without any prejudice or impairment whatsoever to any of the rights and remedies of the Administrative Agent or any Lender contained in the Credit Agreement or in any other Loan Documents, the Borrowers covenant and agree with the Administrative Agent and each of the Lenders as follows:

                  (a) Financial Covenant. During the period beginning on May 30, 2001 and ending on the Forbearance Termination Date, at no time shall Modified Consolidated EBITDA as of the last day of each month be less than the amount set forth on Schedule 3(a) attached hereto for such period. As used herein "Modified Consolidated EBITDA" shall mean Consolidated EBITDA with "Reference Periods" beginning on April 1, 2001 and ending on the last day of each month (commencing with the month ending May 30, 2001) plus the forbearance fees paid to the Lenders pursuant to Section10 hereof during such period plus the expenses incurred in accordance with SectionSection3(g) and (i) hereof during such period. The Borrowers shall deliver to the Administrative Agent and the Lenders evidence of compliance with this paragraph (a) simultaneously with the delivery of the monthly financial statements required by Section9.4(d) of the Credit Agreement.

                  (b) Revolver Sublimit. Notwithstanding anything to the contrary stated in Section2 of the Credit Agreement, at no time during the period beginning on the date hereof and ending on the Forbearance Termination Date shall the Administrative Agent or any of the Lenders be obligated to make or fund any Revolving Credit Loans if, after the making of such Revolving Credit Loan, the sum of (i) the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), (ii) the Maximum Drawing Amount, (iii) all Unpaid Reimbursement Obligations, and (iv) the International Facility Amount (such aggregate amount, the "Revolving Facility Usage"), would exceed $162,500,000 (such amount, the "Revolver Sublimit"). If the Revolving Facility Usage at any time exceeds the Revolver Sublimit in effect at such time,

         TransTechnology shall immediately prepay an amount equal to such excess to the Administrative Agent for the account of the Lenders and the Administrative Agent, for application to the outstanding principal amount of the Revolving Credit Loans. Notwithstanding the foregoing, the Revolving Credit Commitments of the Lenders shall not be reduced or deemed to be reduced hereby and the Commitment Fees payable pursuant to SectionSection2.2, 3.13 and 3.14 of the Credit Agreement shall continue to be payable with respect to the aggregate Revolving Credit Commitments, the Maximum DM Amount and the Maximum Sterling Amount, respectively.

                  (c) Letters of Credit. Notwithstanding anything to the contrary stated in Section5 of the Credit Agreement, at no time during the period beginning on the date hereof and ending on the Forbearance Termination Date shall the Issuing Bank issue, extend or renew any Letter of Credit if, as a result thereof, the Revolving Facility Usage, after giving effect to such issuance, extension or renewal, would exceed the Revolver Sublimit in effect at such time.

                  (d) Applicable Margin. Notwithstanding anything to the contrary stated in the definition of "Applicable Margin" in the Credit Agreement or in Section6.11 of the Credit Agreement, between January 1, 2001 and the Forbearance Termination Date the Applicable Margin in effect with respect to Base Rate Loans shall be 2.50%, and the Applicable Margin in effect with respect to Eurocurrency Rate Loans shall be 4.00%; provided that, for the avoidance of doubt, in the event that any Default or Event of Default occurring or arising prior to the Forbearance Termination Date is continuing on the Forbearance Termination Date, the provisions of Section6.11 of the Credit Agreement shall apply at such time to the determination of the applicable rate of interest on the Loans outstanding at such time.

                  (e) Eurocurrency Rate Loans / Sterling Facility Loans. Notwithstanding anything to the contrary stated in the definition of "Interest Period" in the Credit Agreement or in Section2.7, Section3.5 or Section4.5 of the Credit Agreement, between the Effective Date and the Forbearance Termination Date TransTechnology may elect to convert any part of the Loans to or maintain any part of the Loans as Eurocurrency Rate Loans in accordance with the applicable provisions of the Credit Agreement as in effect as of the Effective Date, so long as the Interest Periods with respect to any Eurocurrency Rate Loans borrowed, converted or renewed after the Effective Date do not extend beyond (i) June 27, 2001 unless the $50,000,000 Prepayment has occurred, and (ii) September 27, 2001 even if the $50,000,000 Prepayment has occurred. Further, the Sterling Fronting Bank may make Sterling Facility Loans denominated in Dollars or Euros with interest on such Sterling Facility Loans to be calculated and shared with the Lenders in a manner consistent with Section3 of the Credit Agreement.

                  (f) Distributions. Notwithstanding anything to the contrary stated in Section10.4 of the Credit Agreement, TransTechnology shall not from the date hereof until the Forbearance Termination Date declare or pay any dividends on or in respect of, or make any other Distributions on or in respect of, any shares of the capital stock of TransTechnology.

                  (g) Retention of Consultant; Financial Information. TransTechnology has engaged Carl Marks Consulting Group LLC as a consultant to work on behalf of TransTechnology and its Subsidiaries on the implementation of their strategic plans (the "Consultant"). TransTechnology shall provide to the Administrative Agent and the Lenders, with the assistance of the Consultant, financial information regarding TransTechnology and its Subsidiaries required to permit the Lenders' evaluation of, among other things, the financial covenant levels to be applicable to the Borrowers and their Subsidiaries, and which will include, but not be limited to, thirteen (13) week projections of weekly cash flow (including receipts, collections and disbursements) updated on a weekly basis.

                  (h) Independent Valuation. The Borrowers agree that (i) the Administrative Agent and the Lenders shall have the right to retain a third party advisor to review and validate the financial information being provided to the Lenders by the Borrowers, (ii) the Administrative Agent and the Lenders shall have the right to retain a third party investment banker or appraiser to conduct a business evaluation of the assets of Borrowers and (iii) the Borrowers will cooperate with all reasonable requests of such advisors and investment banker or appraiser. The Administrative Agent and the Lenders agree that (A) they will consult with the Borrowers prior to retaining any third party advisor, investment banker or appraiser and (B) any third party advisor, investment banker or appraiser retained by them shall enter into reasonable and customary confidentiality agreements with the Borrowers.

                  (i) Expenses. The Borrowers shall pay or reimburse on demand the Administrative Agent and each of the Lenders for all reasonable costs and expenses the Administrative Agent or such Lender incurs in connection with the negotiation, execution and delivery of the agreements and transactions contemplated by this Agreement or which otherwise are required to be paid under the Loan Documents, including without limitation any reasonable and customary fees and expenses incurred pursuant to Section3(h) hereof.

                  (j) Compliance with Loan Documents. The Borrowers and their Subsidiaries shall comply with all of the terms, covenants and provisions contained in the Credit Agreement and the other Loan Documents except as such terms, covenants and provisions are expressly modified by this Agreement upon the terms set forth herein.

                  (k) Delivery of Documents. As a condition to the Lenders allowing Limited to become a "Wholly-Owned Subsidiary Guarantor" as defined in the Senior Subordinated Loan Agreement, (i) the Borrowers shall deliver to the Administrative Agent, no later than April 6, 2001, the items set forth on Exhibit A attached hereto, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (ii) the Borrowers and their Subsidiaries shall not make Investments in Limited from the Effective Date through the Forbearance Termination Date in excess of $2,200,000.

                  (l) Further Assurances. The Borrowers and their Subsidiaries shall at any time and from time to time execute and deliver such further instruments and take such further action as the Administrative Agent may reasonably request to effect the purposes of this Agreement, the Credit Agreement and the other Loan Documents.

                  (m) Payments To Senior Subordinated Loans. The Lenders, the Administrative Agent, and the holders of the Senior Subordinated Loans shall continue to have all of the rights under and in connection with the Intercreditor and Subordination Agreement, dated as of August 29, 2000, among the Administrative Agent, TransTechnology, and the Purchasers named therein.

                  (n) Event of Default; Extension of Forbearance. Any failure by any of the Borrowers or their Subsidiaries to comply with any provision of this Section3 applicable to such Borrower or Subsidiary, or any material breach by any of the Borrowers of any of their representations and warranties set forth in Section6 below, shall constitute an Event of Default; provided that, notwithstanding anything to the contrary stated in Section27 of the Credit Agreement, (i) any waiver of, or agreement to forbear from the exercise of remedies with respect to or from ceasing to make Loans and Letters of Credit available as a result of, any Event of Default arising as a result of any breach of Section3(b) or Section3(c) above, (ii) any extension of the Lenders' and the Administrative Agent's forbearance agreements set forth in Section1 above to end on any date following September 27, 2001, and
         (iii) any amendment to the provisions of this Section3(n) or of Section3(b) or Section3(c) above shall in any case require the written consent of Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of the Revolving Credit Notes and the Term Notes, taken together, outstanding as of the effective date of any such waiver, agreement, extension or amendment.

         SECTION 4. WAIVER AGREEMENT. The Borrowers hereby agree to permanently waive their rights under (a) Section7.3 of the Credit Agreement with regard to any pledge of the share capital of Limited by TransTechnology or any of its Subsidiaries, including but not limited to the pledge contained in the Charge over Shares, dated June 30, 1995 (as amended), from TTSO Inc. in favor of the Administrative Agent with respect to 65% of the share capital of Limited, and
(b) Section7.4 of the Credit Agreement with regard to the Deed of Guarantee and Indemnity, dated June 30, 1995 (as amended), made by Limited in favor of the Administrative Agent.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

         SECTION 5.1. DELIVERY OF DOCUMENTS.

         (a) This Agreement shall have been executed and delivered to the Administrative Agent by each of the Borrowers, each of the Guarantors, and Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of the Revolving Credit Notes and the Term Notes, taken together.

         (b) The Company and the holders of all of the Senior Subordinated Loans shall have executed and delivered to the Administrative Agent an agreement in substantially the form of Exhibit B hereto.

         SECTION 5.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Agreement is to become effective (a) for the Administrative Agent or any Lender to perform any of its obligations under any of the Loan Documents or (b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         SECTION 5.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Agreement is to become effective. Except for the Specified Defaults, no event shall have occurred on or prior to the Effective Date, and be continuing, and no condition shall exist on the Effective Date, which constitutes a Default or Event of Default.

         SECTION 5.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Agreement and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested.

         SECTION 5.5. PAYMENT OF FORBEARANCE FEE. The payment in cash of the Initial Forbearance Fee (as defined in Section10 below) to the Administrative Agent on behalf of the Lenders.

         SECTION 6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

         (a) Except as set forth on Schedule 6(a) hereto, the representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements and projections referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements and projections of TransTechnology and its Subsidiaries most recently delivered to the Administrative Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

         (b) The execution, delivery and performance by such Borrower of this Agreement and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Agreement and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, any law, regulation or rule binding on or applicable to such Borrower or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower;

         (c) This Agreement and the Credit Agreement constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought; and

         (d) As of the date hereof, no "Event of Default" under and as defined in any instrument evidencing any Subordinated Debt has occurred.

         SECTION 7. REAFFIRMATION. Except as modified hereby, the Borrowers hereby reaffirm in all respects all the covenants, agreements, terms and conditions of the Credit Agreement and the other Loan Documents which are incorporated in full herein by reference, and all terms, conditions and provisions thereof shall remain in full force and effect.

         SECTION 8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 9. RELEASE. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower acknowledges and agrees that: (i) no Borrower has any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); (ii) no Borrower has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to any

Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Agreement, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower might otherwise have against the Administrative Agent, any Lender or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind existing as of the date hereof, or occurring prior to the date hereof.

         SECTION 10. FORBEARANCE FEE. In connection with the approval of this Agreement, TransTechnology hereby agrees to pay to the Administrative Agent for the pro-rata benefit of each Lender (such amounts to be due and owing irrespective of the occurrence of a Forbearance Termination Date):

                  (a) A forbearance fee (the "Initial Forbearance Fee") on the date hereof equal to one-quarter of one percent (1/4%) of the Revolving Credit Commitment and the then outstanding principal amount of the Term Loan;

                  (b) An additional forbearance fee on June 27, 2001 equal to one-quarter of one percent (1/4%) of the Revolving Credit Commitment and the then outstanding principal amount of the Term Loan if the Obligations are not paid in full in cash and the Revolving Credit Commitment of each of the Lenders shall have expired or been reduced to zero on or prior to such date;

                  (c) An additional forbearance fee on June 27, 2001 equal to one-quarter of one percent (1/4%) of the Revolving Credit Commitment and the then outstanding principal amount of the Term Loan if the $50,000,000 Prepayment shall not have occurred on or prior to such date; and

                  (d) An additional forbearance fee on September 25, 2001 equal to one-quarter of one percent (1/4%) of the Revolving Credit Commitment and the then outstanding principal amount of the Term Loan if the Obligations are not paid in full in cash and the Revolving Credit Commitment of each of the Lenders shall have expired or been reduced to zero on or prior to such date.

         SECTION 11. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, this Agreement shall be deemed to be effective as of March 29, 2001 (the "Effective Date").

         SECTION 12. AMENDMENT NO. 3. Except with respect to amendments to the Credit Agreement contained in Amendment No. 3, this Agreement supersedes the Borrowers' obligations contained in Amendment No. 3.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have duly executed this Forbearance and Waiver Agreement as a sealed instrument as of the date first set forth above.

                                    TRANSTECHNOLOGY CORPORATION



                                    By:      /s/Joseph F. Spanier
                                        ----------------------------------------
                                         Name:  Joseph F. Spanier
                                         Title:  Vice President, Treasurer & CFO



                                    TRANSTECHNOLOGY SEEGER-ORBIS GMBH



                                    By:      /s/Michael J. Berthelot
                                        ----------------------------------------
                                         Name:  Michael J. Berthelot
                                         Title:  Managing Director




                                    TRANSTECHNOLOGY (GB) LIMITED



                                    By:     /s/Michael J. Berthelot
                                       -----------------------------------------
                                         Name:  Michael J. Berthelot
                                         Title:  Director



                                    By:     /s/Gerald C. Harvey
                                       -----------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Director

                                      FLEET NATIONAL BANK,
                                      individually, as Administrative Agent and as Sterling Fronting Bank


                                      By:      /s/Peggy Peckham
                                         ---------------------------------------
                                         Name:  Peggy Peckham
                                         Title:  Senior Vice President


                                      BHF-BANK AKTIENGESELLSCHAFT,
                                      as DM Fronting Bank


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      ABN AMRO BANK N.V., individually
                                      and as Syndication Agent


                                      By:      /s/Parker H. Douglas
                                         ---------------------------------------
                                         Name:  Parker H. Douglas
                                         Title:  Group Vice President





                                      By:      /s/William J. Fitzgerald
                                         ---------------------------------------
                                         Name:  William J. Fitzgerald
                                         Title:  Senior Vice President


                                      BANK ONE, NA, individually and as
                                      Documentation Agent



                                      By:      /s/Phillip D. Martin
                                         ---------------------------------------
                                         Name:  Phillip D. Martin
                                         Title:  First Vice President

                                      THE BANK OF NEW YORK



                                      By:      /s/Richard J. Baldwin
                                         ---------------------------------------
                                         Name:  Richard J. Baldwin
                                         Title:  Vice President


                                      KEY CORPORATE CAPITAL INC.



                                      By:      /s/Mark Kleinhaut
                                         ---------------------------------------
                                         Name:  Mark Kleinhaut
                                         Title:  Vice President


                                      THE BANK OF NOVA SCOTIA



                                      By:      /s/Brian Allen
                                         ---------------------------------------
                                         Name:  Brian Allen
                                         Title:  Managing Director


                                      COMERICA BANK



                                      By:      /s/Jeffrey E. Peck
                                         ---------------------------------------
                                         Name:  Jeffrey E. Peck
                                         Title:  Vice President

                                      DRESDNER BANK, AG, NEW YORK
                                      AND GRAND CAYMAN BRANCHES



                                      By:      /s/James M. Gallagher
                                         ---------------------------------------
                                         Name:  James M. Gallagher
                                         Title:  First Vice President



                                      By:       /s/Thomas R. Brady
                                         ---------------------------------------
                                         Name:  Thomas R. Brady
                                         Title:  Vice President

                                      FLEET NATIONAL BANK, (successor by
                                      merger to Summit Bank)



                                      By:       /s/Peggy Peckham
                                         ---------------------------------------
                                         Name:  Peggy Peckham
                                         Title:  Senior Vice President

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Agreement and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Administrative Agent under the Credit Agreement as affected hereby.


                                      TRANSTECHNOLOGY ACQUISITION CORPORATION



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      PALNUT FASTENERS, INC.



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      INDUSTRIAL RETAINING RING COMPANY



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      RETAINERS, INC.



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary

                                      RANCHO TRANSTECHNOLOGY
                                       CORPORATION



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      ELECTRONIC CONNECTIONS AND ASSEMBLIES,INC.



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      SSP INDUSTRIES



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      SSP INTERNATIONAL SALES, INC.



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary

                                      TRANSTECHNOLOGY SEEGER INC.



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      SEEGER INC.



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      TCR CORPORATION



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      AEROSPACE RIVET MANUFACTURERS CORPORATION



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      NORCO, INC.



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary

                                      ELLISON RING & WASHER INC.



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      TRANSTECHNOLOGY ENGINEERED
                                      COMPONENTS, LLC



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary


                                      TRANSTECHNOLOGY CANADA CORPORATION



                                      By:       /s/Gerald C. Harvey
                                         ---------------------------------------
                                         Name:  Gerald C. Harvey
                                         Title:  Vice President & Secretary

                                                                       Exhibit A

                                                                       Exhibit B

                                                                   Schedule 3(a)
                                                              Financial Covenant

                Period                              Modified Consolidated EBITDA
                ------                              ----------------------------
    April 1, 2001 through May 31, 2001                        $6,700,000
    April 1, 2001 through June 30, 2001                      $11,050,000
    April 1, 2001 through July 31, 2001                      $13,240,000
    April 1, 2001 through August 31, 2001                    $16,940,000
    April 1, 2001 through September 30, 2001                 $22,040,000

                                                                   Schedule 6(a)